POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Marie E. Connolly, Richard
W. Ingram, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli and Elba Vasquez, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   February 11, 1998
Joseph S. DiMartino


                                   February 11, 1998
John M. Fraser, Jr.


                                   February 11, 1998
David P.Feldman


                                   February 11, 1998
Ehud Houminer


                                   February 11, 1998
Gloria Messinger


                                   February 11, 1998
Jack R. Meyer




                                   February 11, 1998
John Szarkowski


                                   February 11, 1998
Anne Wexler





                                  EXHIBIT A



                         Dreyfus Index Funds, Inc.:
                           Dreyfus S&P Index Fund
                     Dreyfus Small Cap Stock Index Fund
                   Dreyfus International Stock Index Fund
                          Dreyfus Stock Index Fund
                          Dreyfus Midcap Index Fund
                    Dreyfus Growth and Value Funds, Inc.:
                      Dreyfus International Value Fund
                      Dreyfus Small Company Value Fund
                          Dreyfus Midcap Value Fund
                      Dreyfus Large Company Growth Fund
                       Dreyfus Aggressive Growth Fund
                      Dreyfus Large Company Value Fund
                        Dreyfus Emerging Leaders Fund
                       Dreyfus Technology Growth Fund